Exhibit 10.58

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Amendment no. 17
TO SPECIAL BUSINESS PROVISION MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS, INC.

This AMENDMENT (this “Amendment”) to SPECIAL BUSINESS PROVISIONS MS-65530-0016 (SBP) is entered into as of the date of the last signature below (the “Effective Date”) by and between The Boeing Company, a Delaware corporation (“Boeing”), and Spirit AeroSystems, Inc., a Delaware Corporation (“Seller”). Boeing and Seller sometimes are referred to herein individually as a “Party” and collectively as the “Parties.”
WHEREAS, Seller and Boeing have agreed to modify said SBP to incorporate Attachment 29 “777X Non-Recurring Agreement.”
This Amendment hereby adds Attachment 29, “777X Non-Recurring Agreement” to the SBP.
IN WITNESS WHEREOF, the Parties do execute this Amendment as of the date of the last signature below.

BOEING	SELLER
THE BOEING COMPANY                     SPIRIT AEROSYSTEMS, INC.

By:    /s/ Adam D. Lucker                    By:    /s/ Emily M. Bauer

Name:    Adam D. Lucker                    Name:    Emily M. Bauer

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Title:    Procurement Agent                     Title:    Contract Administrator
Date:     12/23/2015                        Date:    12/21/15
ATTACHMENT 29
777X NON-RECURRING AGREEMENT
RECITALS

A.
Boeing and Seller are parties to the Special Business Provisions SBP-MS    65530-0016 (the “SBP”); the General Terms Agreement GTA-BCA-65530    0016 (the “GTA”); and the Administrative Agreement AA-65530-0010 (AA)    and all attachments and amendments (collectively referred to as the    “Sustaining Contract”) for Seller to provide Product for current model    aircraft and Derivatives of those models.

B.	Seller currently supplies Products to Boeing under the Sustaining Contract in support of the current production 777 model aircraft.

C.
Boeing is seeking to develop, design, and manufacture an aircraft    currently designated as the 777X to be sold under the 777-9 and 777-8    designations (the “777X Program”) and Boeing and Seller have agreed to    the 777X Statement of Work under 6-5A1-BOD-14-011R2, Amendment 1.

D.	Boeing and Seller wish to establish this amendment (“Amendment”) for non-recurring effort in support of the Sustaining Contract for Boeing’s 777X Program for the 777-9 and 777-8 models.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein, the Parties hereby agree as follows:

1.0	APPLICABILITY AND DEFINITIONS

1.1	Applicability

1.1.1	This Amendment pertains only to the 777X Program and does not alter any existing agreements relating to other items in the Sustaining Contract.

1.1.2	This Amendment pertains only to the non-recurring effort for the 777X Program.

1.1.3	Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Sustaining Contract.

12/2/2015 2 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

1.2	Definitions

1.2.1	Amended Type Certification (ATC): means the date upon which type certificate amendment is received from the applicable regulatory body for the modified aircraft design.

1.2.2	Baseline Statement of Work (BSOW): The total requirements set forth in Section 2.0 and Section 3.0 (including the referenced Boeing specifications, documents, designs or manuals therein).

1.2.3	Initial Tooling: All Tooling required for the first 777-9 Shipset unit and/or Engine Development Plan (EDP) hardware, and such term shall subsequently apply to the 777-8.

1.2.4
Non-Recurring Non-Tooling Work: Any Non-Recurring Work relating to the BSOW, other than Non-Recurring Tooling Work, including, but not limited to, design engineering, stress engineering, project manufacturing engineering, process manufacturing engineering, First Article Inspection, other IPT (Integrated Product Team), and NC (Numerical Control) programming.

1.2.5
Non-Recurring Tooling Work: Any Non-Recurring Work relating to Tooling under the BSOW, including, but not limited to, tool design, tool fabrication, assembly tooling, integration tooling, detail tooling, and rotable tooling, but replacement of Tooling at end of useful life is not included and is not dispositioned as part of this Amendment. Non-Recurring Tooling Work includes Tooling work performed by Seller’s vendors.

1.2.6	Not To Exceed Amount (NTE Amount): As applicable, the Initial Tooling NTE Amount or the Rate Tooling NTE Amount, in each case as set forth in Exhibit A.

1.2.7	Rate Tooling: All Tooling, other than the Initial Tooling, required to support the build rate for the 777-9 aircraft.

1.2.8	Overtime: Overtime shall mean those hours worked in excess of forty (40) hours during Seller's standard workweek.

1.2.9 Initial Change: Any change to the BSOW directed prior to Amended Type Certification.

1.2.10 Quarter(s): Seller’s accounting quarters

12/2/2015 3 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

1.2.11 Major Change: a change that is 1) equal to or greater than [*****] Spirit estimated hours directed within the first [*****] months after [*****] is achieved or 2) a change that is equal to or greater than [*****] hours directed subsequent to [*****] months after [*****] is achieved but no longer than [*****] months after [*****] is achieved. (See 777X ATC Process Flow, Exhibit I). Hours are determined based on all Non-Recurring activity.

1.2.12	Accounting Year: is based on Seller’s accounting year January 1 -December 31.

1.2.13	Engineering Billing Rate: The labor rate that Seller will submit to Boeing for the labor category of Engineering on a monthly basis.

1.2.14
Engineering Cap Rate: The maximum labor rate seller will submit to Boeing for the labor category of Engineering based on the annual true-up value. The true-up delta will be applied to all hours accumulated during the Seller’s Accounting Year.

1.2.15	Engineering: This term encompasses Spirit’s Define Engineering, Stress Engineering, and Systems Engineering functions.

2.0	NON-RECURRING NON-TOOLING STATEMENT OF WORK

2.1
In performance of the BSOW for the 777-9, Seller shall perform to the applicable requirements and obligations set forth in the documents identified in 2.1.1 through 2.1.10, all in accordance with the delegated engineering responsibilities contained in: (i) the letter agreement 6-5A1C-BOD-14-011R2, Amendment 1 (Attachment 2) between Boeing and Seller dated 2-20-2014; and (ii) that version of D6-83323 as ultimately revised subsequent to execution of this Amendment to specifically address 777X engineering delegation responsibilities. The 777X Baseline Requirements Documents Structure is as set forth in Exhibit [J].

2.1.1
The work depicted in the current revision of the 777X Configuration Control Document Rev. [*****] [*****], Configuration Description, Model 792-487, dated [*****] for 777-9X Fuselage, Propulsion, and Wing Statements of Work.

2.1.2	777X S41 Fuselage Work Package Handbook, September 23, 2015

2.1.3	Structures Fuselage Criteria Document [*****], dated February 15, 2015.

12/2/2015 4 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

2.1.4	777X Fuselage Structural Design Criteria Supplemental Sec 41 Document [*****], dated May 1, 2015.

2.1.5	Reserved

2.1.6	[*****], 777X Inlet Requirements and Criteria; dated June 26, 2015.

2.1.7	[*****], Specification for Thrust Reversers, dated June 29, 2015.

2.1.8	[*****], Requirements for Engine Pylon Structure 777X Aircraft, dated April 30, 2015.

2.1.9	[*****], 777X Nacelle Structural Analysis Criteria, dated June 10, 2015.

2.1.10	The Engineering Bill of Material (BOM) submitted by Seller, and listed in Exhibit [B].

2.1.10.1 777-9 Engineering BOM, anticipated as follows:

		Spirit estimated completion	Boeing estimated completion
Propulsion
The propulsion BOM includes the EDP BOM and the Recurring BOM. Deltas between these BOMs will be covered under Section 7.1.
● EDP BOM: See Attached Schedule [K].
● Recurring BOM: estimated to be available in [*****].

Fuselage	Sec 41	[*****]	[*****]
	Floor Beams	[*****]	[*****]
	Seat Tracks	[*****]	[*****]
Wing		[*****]	[*****]

2.1.11 Program Schedule Baseline: Program baseline schedules as contained in Exhibit [D].

2.2	In the event Seller is unable to comply with any requirement, Boeing and Seller’s engineering representatives will work together to define a mutually agreeable solution.

12/2/2015 5 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

2.3
For the avoidance of doubt, the BSOW referenced here is for the 777-9 Non-Recurring Work. Pricing, ground rules, statements of work, unique terms, and non-recurring price for the 777-8 will be subsequently agreed and incorporated into this Amendment at a later date.

3.0	NON-RECURRING TOOLING STATEMENT OF WORK

In performance of the BSOW for 777-9, Seller shall perform to the requirements and obligations set forth in the following documents and in accordance with the Tooling requirements contained in the Sustaining Contract:

3.1	The Tooling Baseline consists of:

3.1.1	All documents cited in Paragraph 2.1;

3.1.2 The Initial and Rate Tooling List submitted by Seller as set forth in Exhibit [C];

3.2
For the avoidance of doubt, the BSOW referenced here is for the 777-9 Non-Recurring Work. Pricing, ground rules, statements of work, unique terms, and non-recurring price for the 777-8 will be subsequently agreed and incorporated into this Amendment at a later date.

4.0	BUDGET TRACKING, MONTHLY ACTUALS, AND ACTUALS RECONCILIATION

4.1	Non-Recurring Non-Tooling Work and Non-Recurring Tooling Work

Seller will provide weekly and monthly actuals information in performance of the Non-Recurring Non-Tooling and Tooling work, including, but not limited to, [*****] expense, and supporting documentation as set forth in Exhibit [E], with a correlation between Spirit’s ETAC/SCAT and hours claimed in Spirit’s submitted actuals for Fuselage, Wing, Thrust Reverser, Inlet, Fan Cowl, and Pylon statements of work.

4.2    Budget Tracking

4.2.1
Seller will provide to Boeing its projected expenditures in connection with the performance of the Non-Recurring Non-Tooling and Tooling Work every [*****] months in [*****] and [*****] of each year for the 777X Non-Recurring Program [*****]. This will include monthly spend, headcount, and a correlation between Spirit’s ETAC/SCAT and hours forecasted in the form of the template set forth in Exhibit [E].

12/2/2015 6 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

4.2.2
[*****], in [*****] and [*****] of each year, Boeing will provide Seller a plan, including but not limited to budget forecast, documenting Seller’s Non-Recurring Non-Tooling performance of the BSOW (the “Non-Tooling Plan”). The Non-Tooling Plan shall include [*****] plan by commodity (e.g. fuselage, floorbeams, wing, etc.).

4.2.3	Spirit will submit the attached risk and opportunity template Exhibit [E] each month to identify technical, schedule and cost risks to both the Non-Recurring and recurring statements of work.

For risks and opportunities to the Non-Recurring cost baseline, any items identified will be included in the monthly risk and opportunity submittal. Items will be tracked in the risk and opportunity submittal until implemented or mitigated. If implemented, the risks and opportunities will be incorporated into the next [*****] Non-Recurring update in accordance with 4.2.1.

4.2.4	Budget Management

Boeing and Seller will work together to jointly manage the Boeing budget through the identification and implementation of forecasted spending reduction opportunities when agreed upon.

4.3	Schedule Performance Monitoring

Seller will provide the following information in a format as detailed in Exhibit [E]:

4.3.1	Boeing and Seller will utilize the Event Tracking And Control (“ETAC”) reporting system to track design/stress engineering performance.

4.3.2   Boeing and Seller will utilize the Spirit Compliance And Tracking (“SCAT”) system to track non-define performance.

4.4	Actuals Reconciliation
4.4.1   Boeing will have [*****] business days from the date the  documents required by Exhibit [E] #3, 4, 5, and 10 are submitted to notify Seller of any disputes in such submittal, otherwise the actuals and true up will be deemed accepted.

4.4.2
In the event that Boeing disputes Seller’s monthly actuals hours or annual true-up provided under 4.1, Boeing will issue Seller a purchase order for the undisputed hours and dollars by the applicable deadline in accordance with 5.1.2 or 5.2.2. Should the Parties fail to come to mutual agreement within [*****] business days of Boeing dispute notification, the Parties will resolve such disputes per GTA Section 33.0. Boeing shall have the right to

12/2/2015 7 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

visit Seller’s facilty for the purpose of validating the number and type of disputed direct hours and true-up rate. During the course of such visit, Boeing may review Seller’s records and documents relating to the disputed hours, provided that such review is conducted at a reasonable time at Seller’s facility and that the scope of such review will only extend to any books, records, documentation or other information that is necessary to support such disputed hours and true-up rate. As a result of such review, any mutually agreed payment adjustments will be made in the payment [*****] months following the resolution of the disputed hours. If the dispute resolution is not satisfied within [*****] months from dispute notification, Boeing will issue Seller a PO for half the disputed value and work toward closure on the remaining amount. Any amounts due to Seller or Boeing will be paid NET [*****] upon settlement of the disputed value.

4.4.3
The Parties recognize that Seller may in some instances have confidentiality obligations to third parties, which limit the amount or nature of data that can be provided in invoice reconciliation. In such event, the Parties shall work together to determine a mutually agreeable solution which enables the provision of supporting data in Section 4.1 in a manner that is in compliance with Seller’s confidentiality obligations to third parties.

5.0    INVOICE AND PAYMENT
As compensation for Seller’s performance of the BSOW and upon receipt of valid and correct invoices Boeing will reimburse Seller as follows:

5.1 Non-Recurring Non-Tooling Work

5.1.1
Boeing will reimburse Seller for validated costs incurred in performance of the Non-Recurring Non-Tooling Work including, but not limited to [*****] expense, all as set forth in Exhibit [E]. Labor will be priced in accordance with the labor rates in Section 5.3.

5.1.1.1
Offload engineering labor dollars expended in the performance of the Non-Recurring Work performed during such month will be invoiced by Spirit and paid by Boeing as invoiced by the subcontractor to Spirit with the addition of Spirit G&A.

5.1.2	Seller will invoice its costs incurred less any rebates and discounts in performance of the Non-Recurring Non-Tooling Work on a [*****] basis.

Purchase orders will be released once validation of hours, true-up rates, and direct purchased services as provided by Exhibit [E] #3, 4, and 5, are completed and approved by Boeing leadership. This process is not to exceed [*****] business days. PO’s will be released in the following

12/2/2015 8 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

manner to enable invoicing of the Non-Recurring Non-Tooling Define and Build statement of work.

Fuselage Non-Recurring Non-Tooling Define PO XXXXXX item XX
Fuselage Non-Recurring Non-Tooling Build PO XXXXXX item XX

Floorbeams Non-Recurring Non-Tooling Define PO XXXXXX item XX
Floorbeams Non-Recurring Non-Tooling Build PO XXXXXX item XX

Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX
Wing Non-Recurring Non-Tooling Build PO XXXXXX item XX

Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX
Pylon Non-Recurring Non-Tooling Build PO XXXXXX item XX

Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX
Thrust Reverser Non-Recurring Non-Tooling Build PO XXXXXX item XX

Inlet Non-Recurring Non-Tooling Define PO XXXXXX item XX
Inlet Non-Recurring Non-Tooling Build PO XXXXXX item XX

Fan Cowl Non-Recurring Non-Tooling Define PO XXXXXX item XX
Fan Cowl Non-Recurring Non-Tooling Build PO XXXXXX item XX

5.1.3	Boeing will pay such invoices net [*****] calendar days after receipt of correct invoices.

5.1.4 Work performed in support of Damage Tolerance and Structural Repair Manual (SRM) will be performed prior to and following Amended Type Certification. Both work statements are covered under this Amendment as Baseline Statement of Work (BSOW). The Damage Tolerance and SRM work performed prior to and following Amended Type Certification shall be invoiced per Section 5.1.2 and paid under this Amendment.

5.2	Non-Recurring Tooling Work

5.2.1
The Parties shall negotiate NTE amounts for Tooling within a reasonable amount of time after 777X Firm Configuration is complete. Upon agreement of NTE amount for Tooling, the Parties will amend Exhibit [A] and Exhibit [C] within thirty (30) days to reflect the agreed NTE amount.

5.2.2
Boeing will reimburse Seller for validated costs incurred in performance of the Non-Recurring Tooling Work including, but not limited to, [*****] expense as set forth in Exhibit [E] submittal form. Labor will be priced in accordance with the labor rates in Section 5.3. Each individual Initial Tooling and Rate Tooling NTE Amount as identified in Exhibit [A] is

12/2/2015 9 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

deemed to be reduced by [*****] respectively until all Certified Tool Lists (CTLs) pertaining to the particular NTE Amount at issue are submitted and approved by Boeing. Upon submittal of all CTL records associated with each Tooling NTE Amount, such deemed reduction shall no longer apply, and Boeing will pay Seller any remaining amount due for tooling costs incurred up to the Tooling NTE Amount as set forth in Exhibit [A].

5.2.3    Invoicing Requirements for Non-Recurring Tooling Work

Purchase orders will be released once validation of hours and direct purchased services as provided by Exhibit [E] #3, 4, and 5, are completed and approved by Boeing leadership. This process is not to exceed [*****] business days. PO’s will be released in the following manner to enable invoicing of the Non-Recurring Tooling statement of work.

Fuselage Initial Tools PO XXXXXX item XX
Fuselage Rate Tools PO XXXXX item XX

Floorbeam Initial Tools PO XXXXXX item XX
Floorbeam Rate Tools PO XXXXX item XX

Wing Initial Tools PO XXXXXX item XX
Wing Rate Tools PO XXXXXX item XX

Pylon Initial Tools PO XXXXXX item XX
Pylon Rate Tools PO XXXXXX item XX

Thrust Reverser Initial Tools PO XXXXXX item XX
Thrust Reverser Rate Tools PO XXXXXX item XX

Inlet Initial Tools PO XXXXXX item XX
Inlet Rate Tools PO XXXXXX item XX

Fan Cowl Initial Tools PO XXXXXX item XX
Fan Cowl Rate Tools PO XXXXXX item XX

5.2.4	Boeing will pay such invoices net [*****] calendar days after receipt of correct invoices.

5.2.6    Capacity

The pricing applicable to the Non-Recurring Tooling Work described herein is based upon supporting a maximum quantity of [*****] Shipsets for the 777 aircraft per month per the agreed to transition plan Exhibit [H]. The Parties agree to update the SBP Attachment 15 to include the 777X and to reflect the foregoing. Nothing herein affects the downside rate

12/2/2015 10 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

protection concerning minimum production rates set forth in Section IV c. (“Failure to Maintain Rate after FOB Dates”) of the Boeing - Seller Memorandum of Agreement dated March 9, 2012.

5.2.7 Notwithstanding any other provisions of this Amendment, Boeing shall not be obligated to pay to Spirit any amount in excess of the Tooling NTE Amount, provided however, that this sum may be adjusted in accordance with 5.2.8.

5.2.8 NTE Amount Adjustments

5.2.8.1
 If it is determined additional Tooling that is not driven by BSOW Change is required in excess of that set forth in the BSOW, all additional Tooling costs incurred to meet the requirements of initial build and rate to [*****] APM will be assumed by Seller and the Tooling NTE Amount shall not be adjusted.

5.2.8.2
If it is determined Seller can accomplish the requirements with less Tooling than that set forth in the BSOW, the Tooling NTE Amount shall not be adjusted and the cost savings shall be administered in accordance with Section 10.1 (Tooling Incentive).

5.2.8.3	For the sake of clarity, any Initial Change or Major Change shall result in a commensurate adjustment to the Tooling NTE Amount in accordance with Section7.0. (Initial Changes & Major Changes).

5.3    Labor Rates

The rates described in Attachment 5 of the SBP do not apply.

5.3.1
Seller shall invoice for and Boeing shall reimburse to Spirit, on a [*****] basis, an amount calculated by multiplying the rate as defined below (the billing rate) by the number of actual validated labor hours (“Spirit labor hours”) expended for Non-Recurring Non-Tooling and Non-Recurring Tooling work. Rates below do not include G&A of [*****]%. Seller will add the agreed to [*****]% G&A to the rates below for invoicing and payment.

12/2/2015 11 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Process Code	Rate Type	2015*	2016	2017	Rate 2018 and beyond
Define	Engineering				To be negotiated in July of the previous year (Sec 4.4).
Billing Rate
Define	Engineering Cap		[*****]
Build	Proj./Proc. ME
Build	NC
Build	QA
Build	IPT
Build	Other Engr
Define	Tool Design
Build	Tool Fab.

*2015 Engineering will be billed at [*****] will apply to Define
Engineering, NTE Engineering Cap of $[***]. All other rate types above for November and
December will be billed at 2015 rates above.
Rates above do not include [*]% G&A

Rate Categories
Payment	Proposal
Elements	Elements
Design Eng	Engineering
Stress Eng	Engineering
System Eng	Engineering
Project ME	Proj./Proc. ME
Process ME	Proj./Proc. ME
IPT	IPT
QA	QA
Test Lab	Other Engineering
Test Comp Fab Labor	Other Engineering
MR&D	Other Engineering
Tool Design/IPT	Tool Design
Tool Fab	Tool Fab.

5.3.1.1          In the event that Seller experiences a labor rate true-up that results in the 777X “Engineering” labor rate being greater than the agreed-to billing rate, Seller will submit to Boeing by the end of February of the following year the actual accounting rates for the “Engineering”

12/2/2015 12 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

labor rate category only. The labor rate with true up will be calculated based on the yearly total 777X Engineering dollars as determined by Seller’s financial system divided by the yearly total 777X Engineering hours billed.  The December actuals submittal will include a separate tab showing a calculation of the true up delta and an explanation of the delta dollars applied (For example: Engineering rate base dollars were underran. The amount to be allocated to the 777X program is $XX). Spirit will support the labor rate true up as stated in GTA section 9.0 (Examination of Records).

5.3.1.2           Boeing agrees to pay the validated labor rate delta as long as the labor rate is at the capped amount or below. In the event that the true up delta exceeds the capped amount, Boeing agrees to pay the delta at the capped amount. Payments owed by Boeing for rate true-up will be due with the December payment for each year as referenced in 4.4.2 and 5.1.2.

5.4 Labor Rate Renegotiation

The Parties agree to renegotiate labor rates for 2018 and beyond, as detailed in the above table, beginning in July of the year prior to expiration. Seller will supply Boeing with proposed rates and Boeing will respond in a timely manner with a counter offer. If rates are not resolved prior to the last day of the 4th Quarter of the expiring year, Seller shall continue to invoice and Boeing shall continue to pay at the previously negotiated year’s rate. Upon rate agreement, Spirit and Boeing shall retroactively reconcile the rate delta.

6.0	ON-SITE BUYER PROGRAM MANAGEMENT

In accordance with GTA section 5.2, Boeing may, in its sole discretion and in coordination with Seller, locate resident personnel at Seller’s facility in support of the 777X Program.

7.0	INITIAL CHANGES AND MAJOR CHANGES

7.1	In the event of any Initial Change or Major Change,

7.1.1 The Parties will negotiate a schedule adjustment and any applicable adjustment to the Tooling NTE Amount in accordance with Section 7.3 of this Amendment.

7.1.2	Costs associated with any revisions to the BSOWs that constitute an Initial Change or Major Change, shall be addressed in accordance with 5.1 of

12/2/2015 13 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

this Amendment for Non-Recurring-Non-Tooling Work and 5.2 for Non-Recurring Tooling Work.

7.2
For clarification purposes, the change provisions in 7.0 of this Amendment, rather than the Change provisions in Section 7.0 of the SBP, will govern with respect to Initial Changes or Major Changes, and equitable price adjustment with respect to Initial Changes or Major Changes will not be subject to the price thresholds described in Section 7.0 of the SBP.

7.3	Initial Change and Major Change Negotiation Process

7.3.1
Following receipt of a direction from Boeing that constitutes an Initial Change or Major Change under this Amendment, Seller will provide updated scope of work documents to Boeing, along with the associated Tooling NTE impacts, cost impacts, and/or schedule impacts.

7.3.2
For Tooling Not To Exceed (NTE) amounts within [*****]) calendar days of receipt of such proposal, Boeing shall make a settlement offer to Seller. Following receipt of Boeing’s settlement offer, if the Parties are unable to reach agreement on an equitable adjustment within [*****] calendar days, the negotiations shall be elevated to Senior Contracts Management for resolution.

7.3.3	Upon settlement of the Tooling NTE Amounts and/or schedule, this Amendment will be updated and revised to include all adjustments agreed upon in writing between the Parties.

7.3.4 Non-Recurring-Non-Tooling adjustments will be included in Seller’s next [*****] month budget submittal as described in paragraph 5.2.1. and as part of Exhibit [E] monthly O&R update and provided in the documentation in 7.3.1.

8.0	WEIGHT

8.1.	Seller acknowledges the importance of an end-item weight for the Products it delivers to Boeing and agrees to follow diligent weight reduction practices during the design process.

8.2
Based on the BSOW, Seller will provide non-binding Advisory Weight Guidelines (AWG) for the Seller-provided dry products. No weight requirement, (such as those referenced in any requirement document) other than the AWG are applicable.

12/2/2015 14 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

8.3	Such AWGs do not constitute a weight requirement, and failure to achieve such AWGs shall not constitute a breach under this Amendment or the SBP.

8.4	These AWGs are for the end-item level and are for production units only.

8.5	In addition, the above AWGs require that adjustments to AWG values be assessed in conjunction with Initial Changes having a weight impact.

8.6	Seller will provide status weight reporting and actual weight reporting once monthly through ATC in a format to be agreed to by the Parties.

9.0	PROPULSION ENGINE DEVELOPMENT PLAN (EDP) AND TEST HARDWARE

9.1
The Parties will negotiate pricing for EDP and test hardware in accordance with the schedule below. Anticipated EDP and Test hardware is identified on Exhibit [K]. To be clear, EDP and Test Hardware is not included in section 2.0 of this Amendment, however EDP Tooling is included in section 3.0 of this Amendment. EDP and test hardware are not subject to the invoicing requirements listed under Exhibit [E]. PO’s will be released to Spirit for ROM values and reconciled once firm fixed pricing is established. Below is the planned EDP negotiation schedule.

[*****]

10.0	INCENTIVES

Boeing and Seller agree to the inclusion of a 777-9 award fee program for the Non-Recurring Non-Tooling work based on scheudle and quality performance and a Non-Recurring Tooling incentive. A review of the schedule and quality award fees will take place [*****] during the EPMR (if no EPMR, a telecon will be held no later than [*****] weeks after submittal) for the Non-Recurring Non-Tooling Performance incentive by the Fee Determining Board made up of 777X Boeing and Spirit key stakeholders, per Exhibit [G].

10.1    Tooling Incentive

12/2/2015 15 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Upon submittal of all CTL’s associated with each individual Tooling NTE Amount as set forth in Exhibit [A], if Seller’s actual costs incurred in the completion of such work are less than such individual Tooling NTE Amount (taking into account any adjustments to such NTE Amount pursuant to Section 7.0 (Initial Changes and Major Changes) then Boeing shall pay to Seller, in addition to the amounts due under Section 5.2.1, an incentive fee equal to [*****] percent ([*****]%) of the difference between Seller’s actual incurred costs for such work and the NTE Amounts as amended from time to time and agreed to between the parties per section 5.2.8 (NTE Amount Adjustments). For purposes of this paragraph, actuals cost is calculated as follows: ((Billed Hours * Defined Labor Rate) + (Materials * (1+G&A)).

If an incentive is earned, Boeing will provide a purchase order within [*****] business days. Upon receipt of valid invoice from Seller, Boeing will pay such invoices per the terms of the Sustaining Contract net [*****] business days.

Sample Incentive Calculation: All CTL’s Fuselage Initial Tooling are submitted at a total value of $ [*****]. The NTE for Fuselage is $ [*****]. The incentive to be paid to Spirit will be $ [*****]. Calculated as: (([*****]-[*****]) ([*****]))

10.2     Quality and Schedule Performance Award Fee

The available quality and schedule performance award fee amount is [*****] dollars ($[*****]).

The award fee pool is allocated between quality and schedule as follows.

Quality: Up to [*****] based on the following criteria:

•	[*****] - First pass release quality through CMA is in excess of [*****] %, and

•	[*****] - Less than [*****] % second effort driven by engineering and drafting error.

Schedule: Up to [*****] based on Spirit responsible    releases meeting or exceeding the following:
ETAC milestone completion is in excess of [*****]% for ETAC performance. Subsequent updates to the ETAC baseline list will be made on a [*****] basis with agreements from both parties. Any ETAC closure date issues will be resolved during the [*****] updates.

•	[*****] % payable for ETAC releases [*****] %- [*****] % on time

•	[*****] % payable for ETAC releases [*****] %- [*****] % on time

12/2/2015 16 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

This value of the award fee pool will be allocated by performance period and area of performance as per section 10.6 (Award Fee Allocation and Payment Record). The actual award fees paid will be determined in accordance with the criteria contained in the table included in section 10.6 (Award Fees Allocation and Payment Record). In no event does the award fee plan affect other payments owed to Seller under this Amendment.

The incentive award amount for [*****] is earned when the cumulative performance percentage at the end of that [*****] is at or above the target levels. If the cumulative performance at the end of the [*****] is below the target, the incentive award for that [*****] is forfeited. For purposes of this paragraph, “Cumulative” means from program initiation through the end of the award fee period. Program initiation is represented by letter [*****] (Dated: [*****]).

10.4    Award Fee Plan Changes
Changes to the award fee plan affecting any current evaluation period may only be implemented upon mutual agreement of both parties.

10.5     Contract Termination
If this Amendment is terminated in accordance with the termination terms set forth under the Sustaining Contract and such termination is after the start of an award fee evaluation period, the award fee deemed earned for that period shall be determined by Boeing using the normal award fee evaluation process, provided that the award fee amounts earned will be pro-rated based on the time period the Amendment is in effect during the evaluation period. After termination, the remaining award fee amounts allocated to all subsequent award fee evaluation periods cannot be earned by Seller and, therefore, shall not be paid.
10.6     Award Fee Allocation and Payment Record
The award fee earned by Seller will be determined at the completion of the evaluation periods shown in the table below. The total dollars corresponding to each period is the maximum available award fee amount that can be earned during that particular period.

12/2/2015 17 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Quarter	Schedule Incentive		Quality Incentive
			CMA Release		2nd Effort
4Q15	$	[***]	$	[***]
1Q16	$		$
2Q16	$		$		$	[***]
3Q1	$		$		$
4Q16	$		$		$
1Q17	$		$		$
2Q17	$		$		$
3Q17	$		$		$
4Q17	$				$
1Q18	$				$
2Q18	$				$
Total	$	[*****]	$	[*****]	$	[*****]

10.7    Payment of Award Fee
A Purchase Order will be issued within one week of agreement on the award fee. Spirit will submit an invoice. Payment of the award fee shall be due net [*****] ([*****]) calendar days after receipt of a correct invoice.

11.0	MISCELLANEOUS

11.1
This Amendment, including all Exhibits and Attachments, contains the entire agreement between Seller and Boeing about the subject matter hereof and supersedes all previous proposals, understandings, commitments, or representations whatsoever, oral or written for said effort. This Amendment may be changed only in writing by authorized representatives of Seller and Boeing. Except as specified herein, all other terms of the Sustaining Contract apply. In the event of a conflict between the terms of this Amendment and the Sustaining Contract, the terms of this Amendment will have precedence.

11.2	The Parties will amend SBP Attachment 9 to include the 777-9 and 777-8, and SBP Attachment 4 to include the 777-9 and 777-8 under Section B.1.

11.3
The D6-83323 document shall be revised to denote the engineering delegation pertaining to the 777X Nacelle, Pylon, S41, LE Slats, Floor Beams, and Seat Tracks. For the avoidance of doubt, and despite reference to D6-83323 herein,

12/2/2015 18 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

the D6-83323 shall remain of lower precedence to the SBP, GTA, Purchase contract, and Order as specified in Section 13 (Order of Precedence) of the SBP.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

12/2/2015 19 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

LIST OF EXHIBITS

Exhibit A: Non-recurring Tooling NTE Amount
Exhibit B: Engineering Bill of Material
Exhibit C: Tooling Bill of Material
Exhibit D: Master Phasing Plan and Tier II Schedules
Exhibit E: Non-Recurring-Non-Tooling Cost Submittal Form
Exhibit F: Non-Recurring Tooling Cost Submittal Form
Exhibit G: Fee Determining Board
Exhibit H: 777X Transition Plan
Exhibit I: Initial and Major Change Process Flow
Exhibit J: 777X Baseline Requirements Structure
Exhibit K: EDP and Test Hardware

12/2/2015 20 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Exhibit A: Tooling NTE Amount

777X NTE Tooling Amounts	Fuselage, Wing, and Propulsion End Items (All SOW)
Fuselage Initial Tooling NTE Amount	Value will be [*****]
Fuselage Rate Tooling NTE Amount	Value will be [*****]
Propulsion Initial Tooling NTE Amount	Value will be [*****]
Propulsion Rate Tooling NTE Amount	Value will be [*****]
Wing Initial Tooling NTE Amount	Value will be [*****]
Wing Rate Tooling NTE Amount	Value will be [*****]

12/2/2015 21 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Exhibit B: Engineering Bill of Material
(Submitted by Seller)

Consolidated Pylon DWSs.xls            Consolidate Nacelle DWSs.xls

12/2/2015 22 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Exhibit C: Tooling Bill of Material
(Submitted by Seller)

12/2/2015 23 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Exhibit D: Master Phasing Plan and Tier II Schedules

777X | -9 Program Master Phasing Plan - Supplier Version Status as of 09/04/2015

[*****]
Business Planning

Configuration

Product Integration

Wing

Fuselage

Systems

Propulsion

Interiors

Services & Support

Cert

Integrated Test

Production System

BOEING PROPRIETARY - Distribution Limited to Boeing and Supplier Personnel with Demonstrated Need to Know

12/2/2015 24 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Exhibit E: Non-Recurring Non-Tooling Cost Submittal Form

A.
The following data and information (as specified in Paragraphs 1 through 9 below) necessary to substantiate Seller’s efforts, are to be provided by Seller at the time of its cost submittals. Additional information and data may be requested by Boeing to the extent reasonably required to substantiate Seller’s efforts and Seller will (if Seller concurs that such additional information is necessary) endeavor to supply such requested information within one week following such request. Failure to provide required information could delay payment for that questioned item until information is provided and validated.

1.	Weekly: For each IPT head count & hours by manager name

IPT	Manager Name	Non-Overtime Hours	Overtime Hours	SOW Description	Total

2.	Weekly: SCAT and ETAC Data

a.	See Attached Examples

SCAT example.pptx        ETAC_IVX_2015_07_31.pptx

3.	Monthly: Copy of detailed invoices for the following, but not limited to:

a.	Material & equipment (material for tooling excluded from invoicing requirement),

b.	Engineering offload - total hours and applicable labor rates (Infosys or other job shop), and

c.	Any other purchased services (consulting engineering (non-job shop), target analysis, lab tests, etc.)

4.	Monthly: Information from table below

12/2/2015 25 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Microsoft Excel 97-2003 Worksheet

5.	Monthly: List of justification to substantiate hours submitted by commodity

6.	Semi-annual: Projected Expenditures will be provided in accordance with 4.2.1.

7.	Annually: Seller will provide a schedule of submittals for items 3, 4, 5, and 8.

8.	Monthly: Spirit to provide O’s and R’s for ongoing changes and all risk and opportunities with estimated values impacting the 777X Program.

Microsoft Excel 97-2003 Worksheet

9.	Integrated Master Schedule (IMS) Submission:
Fuselage: Seller will provide IMS Updates on the 1st and 3rd Tuesday of     each month.

Propulsion: Seller will provide IMS updates weekly by COB Tuesday.

10.	Annual True-Up Validation Table

Engineering Labor Categories	Payment Labor Category	Total Annual $'s Including True-Up	Total Annual $'s Excluding True-up	Annual Delta $'s
Design Engineering Stess Engineering Systems Engineering	Engineering	$	$	$
Clarification		Total actuals $'s as derived form Spirit's financial system	Total $'s paid out for "Engineering" Labor Categories	Delta b/t annual w/ True-Up and w/o
Explanation Sample: For example: engineering rate base dollars were underran. The amount to be allocated to the 777X program is $XX

12/2/2015 26 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Exhibit F: Non-Recurring Tooling Cost Submittal Form
(Will be mutually agreed to at a later date along with Exhibit A)

12/2/2015 27 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Exhibit G: Fee Determining Board

Cadence: [*****]

Participants:
Fee Determining Executives: Boeing Progam Leader, Spirit Program Leader

Review Board Team and Area Owners:
Boeing and Spirit IPT Leaders

Roles & responsibilities:

Boeing will review [*****] data and provide final approval of award fee

Seller will provide [*****] data with an award fee recommendation and support reviews

12/2/2015 28 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Exhibit H: 777X Transition Plan

777-777X Planning Scenario 4.pdf

777X / 777X [*****] CPI		FOR PLANNING PURPOSES ONLY SUBJECT TO CHANGE
BCA Scenario 4 - Skyline (Rollout / Delivery)		[*****]
Distribution Limited to Internal & Suppliers with P.I.A		[*****]

Scenario 4	Rollout for 777 / 777X
[*****]

Copyright © 2013 Boeing. All rights reserved.    BOEING PROPRIETARY - For Scenario Planning Only

12/2/2015 29 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Exhibit I: 777X ATC Flow Diagram

Exhibit I: 777X ATC Flow Diagram

777X ATC Process Flow

CHANGE IS DIRECTED
CHANGES BEYOND * MONTHS POST ** OR NON-MAJOR CHANGES
SUPPLY AGREEMENT MS-65530-0016 SBP 6.0
MAJOR CHANGE WITHIN * MONTHS POST ***
MAJOR CHANGES
**** NR HRS PER CHANGE
DIRECTED UP TO * MONTHS POST **
1000 NR HRS PER CHANGE
DIRECTED BETWEEN ** MONTHS POST ***
PRIOR TO *** (INITIAL CHANGE)
CHANGES COVERED UNDER ATTACHMENT 29

12/2/2015 30 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Exhibit J: 777X Baseline Requirements Structure

777X Baseline Requirements Structure

Special Business Provisions MS-65530-0016
777X SOW
Configuration Control Documents (REF 2.1.1)
General Terms Agreement BCA-65530-0016
ADMINISTRATIVE AGREEMENT
Engineering delegation levels and responsibility, accountability and authority (RAA) descriptions for specific components on 737, 767, 747 and 777 aircraft
Engr Sys Process & Tools
Engr Sys Process & Tools
FUSELAGE
777X FUSELAGE STRUCTURAL DESIGN CRITERIA
777X FUSELAGE STRUCTURAL DESIGN CRITERIA SUPPLIMENTAL SECTION 41
777X WORK PACKAGE HANDBOOK
PROPULSION
777X INLET DESIGN REQUIREMETNS & CRITERIA
777X THRUST REVERSER REQUIREMENTS
777X ENGINE PYLON STRUCTURE DESIGN REQUIREMENTS
NACELLE STRUCTURAL ANALYSIS CRITERIA
Direct Child Documents
777X Applicable Requirement Document List from KUTD (ARDL)*
*ARDL shall be maintained by Seller and Boeing through ATC

12/2/2015 31 of 32

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Amendment No. 17

Exhibit K: EDP Schedule

Commodity	Type	Boeing Desired O/D Date	Spirit Ship Date	Destination	Engine L/U	Engine Effectivity	Lip Skin required O/D at Spirit*

Fan Cowl	EDP	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Fan Cowl	EDP
Fan Cowl	EDP
Fan Cowl Support Beam	EDP
Fan Cowl Support Beam	EDP
Fan Cowl Support Beam	EDP
Inlet Rig #2 Test Unit	Test Hardware
Inlet	EDP
Inlet	EDP
Inlet	EDP
Inlet	EDP
Inlet	EDP
Pylon	EDP
Pylon	EDP
TR	EDP
TR	EDP
TR	EDP
TR	EDP

* Boeing to provide for EDP units only. Spirit will procure for recurring production.
**To assist Boeing and the Lipskin supplier, Spirit will make the Lipskin Outer Cowl for EDP. For recurring production

12/2/2015 32 of 32